Federated Hermes Strategic Value Dividend Fund
Portfolio of Investments
July 31, 2022 (unaudited)
Shares		Dividend Yield	Value in U.S. Dollars
	COMMON STOCKS—98.8%
	Communication Services—12.6%
14,848,959	AT&T, Inc.	5.91%	$278,863,450
5,864,710	BCE, Inc.	4.83	296,315,440
8,349,597	Verizon Communications, Inc.	5.54	385,667,886
201,256,334	Vodafone Group PLC	6.24	296,923,289
	TOTAL		1,257,770,065
	Consumer Discretionary—0.4%
332,600	Darden Restaurants, Inc.	3.89	41,405,374
	Consumer Staples—18.3%
9,011,229	British American Tobacco PLC	6.76	354,163,414
1,333,375	Clorox Co.	3.33	189,125,910
5,779,050	Conagra Brands, Inc.	3.86	197,701,301
1,379,825	General Mills, Inc.	2.89	103,197,112
1,462,780	Kimberly-Clark Corp.	3.52	192,779,776
4,015,622	Philip Morris International, Inc.	5.15	390,117,677
4,644,275	Unilever PLC	3.58	226,219,869
4,213,200	Walgreens Boots Alliance, Inc.	4.85	166,926,984
	TOTAL		1,820,232,043
	Energy—13.0%
775,246	Chevron Corp.	3.47	126,969,790
7,641,025	Enbridge, Inc.	5.08	343,161,413
2,351,830	Exxon Mobil Corp.	3.63	227,962,882
4,279,019	TC Energy Corp.	4.48	228,127,467
7,216,345	Total Energies SE	4.71	368,108,427
	TOTAL		1,294,329,979
	Financials—15.0%
515,825	Allianz SE	5.18	93,544,673
2,085,450	Canadian Imperial Bank of Commerce	4.36	105,497,990
17,865,210	Huntington Bancshares, Inc.	4.67	237,428,641
12,044,960	KeyCorp	4.26	220,422,768
356,575	Muenchener Rueckversicherungs-Gesellschaft AG	4.98	80,633,741
1,509,700	PNC Financial Services Group	3.62	250,519,618
4,693,686	Truist Financial Corp.	4.12	236,890,333
4,781,991	U.S. Bancorp	3.90	225,709,975
87,594	Zurich Insurance Group AG	4.17	38,235,811
	TOTAL		1,488,883,550
	Health Care—16.5%
1,425,051	AbbVie, Inc.	3.93	204,509,069
933,100	Amgen, Inc.	3.14	230,914,257
1,744,625	Bristol-Myers Squibb Co.	2.93	128,718,433
2,659,075	Cardinal Health, Inc.	3.33	158,374,507
6,030,971	Gilead Sciences, Inc.	4.89	360,350,517
2,653,171	Merck & Co., Inc.	3.09	237,034,297
3,529,745	Pfizer, Inc.	3.17	178,287,420
887,260	Sanofi	2.91	88,284,475
5,799,075	Viatris, Inc.	4.95	56,193,037
	TOTAL		1,642,666,012

Shares		Dividend Yield	Value in U.S. Dollars
	COMMON STOCKS—continued
	Industrials—1.3%
639,250	United Parcel Service, Inc.	3.12%	$124,583,432
	Information Technology—2.9%
215,031	Broadcom, Inc.	3.06	115,144,800
3,814,500	Cisco Systems, Inc.	3.35	173,063,865
	TOTAL		288,208,665
	Materials—1.9%
14,503,825	Amcor PLC	3.71	187,824,534
	Real Estate—3.4%
2,226,664	National Retail Properties, Inc.	3.56	106,011,473
2,666,275	Omega Healthcare Investors, Inc.	6.41	82,654,525
5,291,325	Store Capital Corp.	4.20	153,554,251
	TOTAL		342,220,249
	Utilities—13.5%
1,448,275	American Electric Power Co., Inc.	3.17	142,741,984
2,560,546	Dominion Energy, Inc.	3.26	209,913,561
2,723,404	Duke Energy Corp.	3.66	299,383,802
13,746,940	National Grid-SP PLC	4.50	189,769,725
6,322,830	PPL Corp.	3.09	183,867,897
4,111,452	Southern Co.	3.54	316,129,544
	TOTAL		1,341,806,513
	TOTAL COMMON STOCKS (IDENTIFIED COST $8,983,539,781)		9,829,930,416
	INVESTMENT COMPANY—0.7%
65,084,799	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 1.84%[1] (IDENTIFIED COST $65,043,643)		65,052,256
	TOTAL INVESTMENT IN SECURITIES—99.5% (IDENTIFIED COST $9,048,583,424)		9,894,982,672
	OTHER ASSETS AND LIABILITIES - NET—0.5%[2]		54,481,342
	TOTAL NET ASSETS—100%		$9,949,464,014
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended July 31, 2022, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 10/31/2021	$32,906,387
Purchases at Cost	$1,740,154,041
Proceeds from Sales	$(1,707,948,669)
Change in Unrealized Appreciation/Depreciation	$5,976
Net Realized Gain/(Loss)	$(65,479)
Value as of 7/31/2022	$65,052,256
Shares Held as of 7/31/2022	65,084,799
Dividend Income	$101,257
Gains Distributions Received	$3,925
1
7-day net yield.
2
Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2022.

Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
◾ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
◾ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
◾ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of July 31, 2022, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$6,933,120,148	$—	$—	$6,933,120,148
International	1,160,926,844	1,735,883,424	—	2,896,810,268
Investment Company	65,052,256	—	—	65,052,256
TOTAL SECURITIES	$8,159,099,248	$1,735,883,424	$—	$9,894,982,672